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                                                                    Exhibit 10.2

                                     FORM OF
                             AMALGAMATION AGREEMENT

THIS AGREEMENT is made the ____ day of ___________, 2006

BETWEEN:

1. RAM Holdings Ltd., a Bermuda exempted company having its registered office at Clarendon House, 2 Church Street, Hamilton, Bermuda; and

2. RAM Holdings II Ltd., a Bermuda exempted company having its registered office at Clarendon House, 2 Church Street, Hamilton, Bermuda.

WHEREAS:

RAM Holdings Ltd. and RAM Holdings II Ltd. have agreed to amalgamate pursuant to the provisions of the Companies Act 1981 of Bermuda (the "Companies Act") on the terms hereinafter appearing (the remaining company to be known in this agreement as the "Amalgamated Company").

NOW IT IS HEREBY AGREED as follows:

1. The parties hereby agree that the amalgamation shall occur and be effective on [INSERT RELEVANT DATE] or if later, as set out in the applicable certificate of amalgamation issued in accordance with Section 108 of the Companies Act by the Registrar of Companies in Bermuda (the "Amalgamation Date").

2. The Memorandum of Association of the Amalgamated Company shall be that of RAM Holdings Ltd. and the Amalgamated Company shall be called "RAM Holdings Ltd."

3. Upon amalgamation, the total authorized share capital of the Amalgamated Company shall be US$[INSERT NUMBER] consisting of the following:

(i)  [INSERT NUMBER] common shares of par value US$1.00 each; and

(ii) [INSERT NUMBER] unissued undesignated preference shares of par value US$0.10 each.

4. On the Amalgamation Date, the issued and outstanding shares of each of RAM Holdings Ltd. and RAM Holdings II Ltd. shall be converted to common shares of the Amalgamated Company on a one-for-one basis.

5. The Bye-laws of the Amalgamated Company shall be those that are attached as Exhibit A to this agreement. The financial and tax year-end for the Amalgamated Company shall be the same as for RAM Holdings Ltd., namely December 31.

6. The names and addresses of the persons proposed to be directors of the Amalgamated Company are as follows:

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     Steven J. Tynan
     Vernon M. Endo
     Keith W. Abell
     Edward F. Bader
     Victor J. Bacigalupi
     David L. Boyle
     Daniel C. Lukas
     Michael J. Miller
     Arthur P. Slepian
     Steven S. Skalicky
     Dirk A. Stuurop

7. This agreement shall constitute a "plan of reorganization" within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended.

8. This agreement shall be governed by and construed in accordance with the laws of Bermuda (except with respect to references herein to "tax year-end" and clause 7, which shall be construed in accordance with appropriate laws concerning the United States Internal Revenue Code of 1986, as amended) and the parties hereto submit to the non-exclusive jurisdiction of the courts of Bermuda.

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IN WITNESS WHEREOF the parties hereto have executed this agreement the day and year first above written.

RAM HOLDINGS LTD.


By
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Name
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Title
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RAM HOLDINGS II LTD.


By
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Name
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Title
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